Exhibit 10.17

PLAN DOCUMENT

Key Employee Incentive Compensation Program

Fiscal Year 2005

Contents

A. Purpose	1

B. Effective Dates	1

C. Plan Changes	1

D. Plan Administration	1

E. Participation	1

F. Overall Plan Concepts	2

G. Procedure	2

H. Method Of Calculation	3

I. Changes In Status	4

J. Interpretation Of Plan Terms	4

Attachments:

1.	Fiscal Year 2005 Incentive Pool Funding Matrices

2.	Letter Acknowledging Participation

A.	Purpose

The purpose of the Key Employee Incentive Compensation Program is to encourage and reward performance which contributes to the company’s success. Financial incentives which complement base salary will be awarded to participants in the plan for achieving corporate and personal objectives.

B.	Effective Date

The period April 1, 2004 through March 31, 2005 is considered the “Plan Year” and will be used for purposes of determining performance achievement and for payout calculations.

C.	Plan Changes

The Company, at its sole discretion through the Board of Directors, may amend, alter, or cancel this Key Employee Incentive Compensation Program at any time.

D.	Plan Administration

The Key Employee Incentive Compensation Program will be administered by the Plan Committee consisting of the President/CEO, the Executive Vice President/CFO, and the Executive Vice President/COO with the staff support of the Human Resources Director. The role of the Plan Committee is to interpret the provisions and intent of the plan, evaluate and determine eligibility and measurement criteria, assess performance results, amend and modify the plan administration, and communicate the Plan provisions to participants, as necessary. The President/CEO will approve the final recommendations to be submitted for Board of Directors’ approval.

E.	Participation

Eligibility in the annual incentive plan is determined by the recommendations of senior management and the approval of the President/CEO and the Board of Directors.

1.	New Hires

(a)	New employees hired after the beginning of the plan year who are approved as participants will have prorated incentive awards.

(b)	New employees hired in the final quarter (January 1 - March 31) of the plan year are not eligible to participate for that plan year.

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2.	Since this is an annual plan, participation is established annually. Participants in previous year(s) are not automatically included in subsequent years. A number of factors may change from year to year, such as: business conditions, individual employee contribution, criticality of certain positions, etc.

3.	Inclusion in the plan does not constitute a guarantee of employment or specific earnings.

F.	Overall Plan Concepts

1.	Incentive Pool: The pre-tax profit threshold must be achieved before any funding of the incentive pool takes place. The total amount of the pool is determined by the level of achievement of both pre-tax profit and revenue goals. Refer to Attachment 1, FY 2005 Incentive Pool Funding Matrices.

2.	Incentive Payout: Payout occurs when the pool is funded, when Corporate objectives are satisfactorily met and when personal performance is satisfactory.

3.	Incentive Amount: Individual payments are expressed as a percent of the participant’s annual base pay as of April 15, 2004 of the current Plan Year.

4.	Target Incentive Award: Participants selected for participation in the plan will be assigned to one of several target incentive award categories. The higher the level of importance of the position to the success of the company, the higher the percentage of target incentive award.

For Example:

Assume the participant is approved for a target incentive award of 15%, and the pre-tax target and individual personal targets are met at exactly 100%, then the participant’s performance incentive will be 15% of his/her annual base salary (as of April 15, 2004 of the current Plan Year). If the target is not met at 100%, but within the threshold of the target, the payout will be reduced. If the target and the individual performance are exceeded to the outstanding level the payout could reach 150% of target award.

G.	Procedure

The employee selected for inclusion in this Key Employee Incentive Compensation Program will be notified in writing and provided a copy of the corporate pre-tax profit target and revenue target. Any changes in the plan or the measurement criteria must be approved in writing by the President/CEO and the Board of Directors.

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Payment will be subject to all required federal, state and local withholding.

Payment, when earned, will be made as soon as administratively possible, generally not later than 75 days after the end of the plan year.

H.	Method of Calculation

1.	Essential Elements of Calculation

(a)	Incentive Pool Funding: The pool is funded when the corporate pre-tax profit threshold is met. If the profit is below the established threshold, the pool will not be funded. If the profit and revenue objectives are met just at threshold, the pool will be funded at 6.9%. If the objectives are met at 100%, the pool will be funded at 100%. If the objectives are exceeded to the outstanding level, the pool will be funded at 150%.

(b)	Personal Contribution Modifier: Each participant’s payout can be modified based on individual contribution to Exar’s success. The personal objectives are related to the participant’s critical job responsibilities and are linked directly to departmental or corporate objectives. The payout can be modified (increased/decreased) based on appraisal by appropriate managers and approved by the President/CEO and by the Board.

2.	Examples

		Example 1		Example 2
Employee’s annual base salary (4/15/04)		$110,000		$80,000

Target Incentive Award	20%	(22,000)	15%	(12,000)

Pre-Tax Profit [***]		40.69%		40.69%
Revenue [***]		43.02%		43.02%

Combined Pool Funding Factor		83.71%		83.71%

Personal Contribution Modifier		[***]		[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Corp	Personal	Total Indiv. Award Modifier		Target Incentive Award		Incentive Payment
Example 1:

83.71% X	[***]	[***]	X	$22,000	=	[***]

Example 2:

83.71% X	[***]	[***]	X	$12,000	=	[***]

I.	Changes In Status

1.	Participants who give notice of termination or who terminate employment, voluntarily or involuntarily, prior to the date of payout are not eligible for payment.

2.	Participants who retire or become totally disabled during the plan year will receive the eligible award payment on a prorated basis.

3.	If a participant dies during the plan year the employee’s beneficiary will receive the entire eligible payment.

4.	Employees who, during the plan year, are promoted to incentive eligible positions and are approved by the President/CEO for inclusion in the Plan may receive payments on a prorated basis. Employees promoted into incentive eligible positions in the last quarter of the plan year are not eligible in that year.

5.	Rehired employees who were previously eligible as a participant in this Plan must be approved as any other new participant.

J.	Interpretation of Plan Terms

The Plan Committee, with the approval of the Board of Directors, is responsible for the interpretation of this plan. Any resolution or dispute regarding, eligibility, determination of procedures, measurements, or awards is the sole responsibility of the Plan Committee with Board of Directors’ approval.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Attachment 1

FY’05 Key Employee Incentive Compensation Program

Incentive Pool Funding Matrix – Pre Tax Profit

Total Estimated Pool @ Target $2.5M

Pre-Tax Profit

	% of Target	$M	Pool Funding Factor (%)	Pool ($000)
Threshold	57.1%	[***]	3.45%	86.3
	59.2%	[***]	5.78%	144.4
	61.4%	[***]	8.11%	202.6
	63.5%	[***]	10.43%	260.8
	65.7%	[***]	12.76%	319.0
	67.8%	[***]	15.09%	377.2
	70.0%	[***]	17.42%	435.4
	72.1%	[***]	19.74%	493.6
	74.2%	[***]	22.07%	551.8
	76.4%	[***]	24.40%	609.9
	78.5%	[***]	26.73%	668.1
	80.7%	[***]	29.05%	726.3
	82.8%	[***]	31.38%	784.5
	85.0%	[***]	33.71%	842.7
	87.1%	[***]	36.04%	900.9
	89.3%	[***]	38.36%	959.1
	91.4%	[***]	40.69%	1017.3
	93.6%	[***]	43.02%	1075.4
	95.7%	[***]	45.35%	1133.6
	97.9%	[***]	47.67%	1191.8
Target	100.0%	[***]	50.00%	1250.0
	101.3%	[***]	51.14%	1278.4
	102.7%	[***]	52.27%	1306.8
	104.0%	[***]	53.41%	1335.2
	105.3%	[***]	54.55%	1363.6
	106.6%	[***]	55.68%	1392.0
	108.0%	[***]	56.82%	1420.5
	109.3%	[***]	57.95%	1448.9
	110.6%	[***]	59.09%	1477.3
	112.0%	[***]	60.23%	1505.7
	113.3%	[***]	61.36%	1534.1
	114.6%	[***]	62.50%	1562.5
	115.9%	[***]	63.64%	1590.9
	117.3%	[***]	64.77%	1619.3
	118.6%	[***]	65.91%	1647.7
	119.9%	[***]	67.05%	1676.1
	121.3%	[***]	68.18%	1704.5
	122.6%	[***]	69.32%	1733.0
	123.9%	[***]	70.45%	1761.4
	125.2%	[***]	71.59%	1789.8
	126.6%	[***]	72.73%	1818.2
	127.9%	[***]	73.86%	1846.6
Outstanding	129.2%	[***]	75.00%	1875.0

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Attachment 1

FY’05 Key Employee Incentive Compensation Program

Incentive Pool Funding Matrix – Revenue

Total Estimated Pool @ Target $2.5M

Revenue

	% of Target	$M	Pool Funding Factor (%)	Pool ($000)
Threshold	79.6%	[***]	3.45%	86.3
	80.6%	[***]	5.78%	144.4
	81.6%	[***]	8.11%	202.6
	82.6%	[***]	10.43%	260.8
	83.7%	[***]	12.76%	319.0
	84.7%	[***]	15.09%	377.2
	85.7%	[***]	17.42%	435.4
	86.7%	[***]	19.74%	493.6
	87.7%	[***]	22.07%	551.8
	88.8%	[***]	24.40%	609.9
	89.8%	[***]	26.73%	668.1
	90.8%	[***]	29.05%	726.3
	91.8%	[***]	31.38%	784.5
	92.8%	[***]	33.71%	842.7
	93.9%	[***]	36.04%	900.9
	94.9%	[***]	38.36%	959.1
	95.9%	[***]	40.69%	1017.3
	96.9%	[***]	43.02%	1075.4
	98.0%	[***]	45.35%	1133.6
	99.0%	[***]	47.67%	1191.8
Target	100.0%	[***]	50.00%	1250.0
	100.9%	[***]	51.79%	1294.6
	101.8%	[***]	53.57%	1339.3
	102.8%	[***]	55.36%	1383.9
	103.7%	[***]	57.14%	1428.6
	104.6%	[***]	58.93%	1473.2
	105.5%	[***]	60.71%	1517.9
	106.5%	[***]	62.50%	1562.5
	107.4%	[***]	64.29%	1607.1
	108.3%	[***]	66.07%	1651.8
	109.2%	[***]	67.86%	1696.4
	110.1%	[***]	69.64%	1741.1
	111.1%	[***]	71.43%	1785.7
	112.0%	[***]	73.21%	1830.4
Outstanding	112.9%	[***]	75.00%	1875.0

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Attachment 2

I acknowledge receiving a copy of the Plan Document “Fiscal Year 2005 Key Employee Incentive Compensation Program” for the period April 1, 2004 through March 31, 2005. I have read and understand the terms of this Plan, and also understand that this plan neither constitutes a contract of employment nor a representation as to my future earnings. The Letter of Notification and the Plan constitute the entire agreement and supersede any prior written and oral agreements. I understand that participants are eligible for payment only when corporate and individual performance measures are met. I understand that should I terminate employment or submit notice of termination on or before the date of payout I forfeit all rights to the payout. Further, I understand that the The Plan Committee and the Board of Directors have the sole discretionary authority for interpreting the provisions of the plan, determining eligibility, and approving any payout.

Employee Name (PLEASE PRINT)

Employee Signature

Date